                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 11, 1999


                      TRIBECA INVESTMENTS, L.L.C.



                      By: /s/ Andrew Feldman
                         --------------------------------------------
                         Name:  Andrew Feldman
                         Title:  Secretary



                      TRIBECA MANAGEMENT, L.L.C.



                      By: /s/ Andrew Feldman
                         --------------------------------------------
                         Name:  Andrew Feldman
                         Title:  Secretary



                      THE TRAVELERS INSURANCE COMPANY



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary



                      THE TRAVELERS INSURANCE GROUP INC.



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary



                      PFS SERVICES, INC.



                      By: /s/ Christine Y. Homer
                         --------------------------------------------
                         Name:  Christine Y. Homer
                         Title:  Secretary



                      ASSOCIATED MADISON COMPANIES, INC.



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary



                      CITIGROUP INC.



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary